Exhibit 99_1

Triplecrown Acquisition Corp.

(a development stage enterprise)

Financial Statements

As of October 25, 2007 and June 30, 2007 and for the Periods from June 8, 2007 (inception) through October 25, 2007 and June 8, 2007 (inception) through June 30, 2007

Triplecrown Acquisition Corp.

(a development stage enterprise)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Triplecrown Acquisition Corp.

We have audited the accompanying balance sheets of Triplecrown Acquisition Corp. (a development stage enterprise) (the “Company”) as of October 25, 2007 and June 30, 2007, and the related statements of operations, changes in stockholders’ equity and cash flows for the periods from June 8, 2007 (inception) through October 25, 2007 and June 8, 2007 (inception) through June 30, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triplecrown Acquisition Corp. as of October 25, 2007 and June 30, 2007, and the results of its operations and its cash flows for the periods from June 8, 2007 (inception) through October 25, 2007 and June 8, 2007 (inception) through June 30, 2007, in conformity with United States generally accepted accounting principles.

/s/ Marcum & Kliegman LLP

Marcum & Kliegman LLP

Melville, New York

October 26, 2007

Triplecrown Acquisition Corp.

(a development stage enterprise)

Balance Sheets

	October 25, 2007	June 30, 2007 (restated)
Assets
Current assets:
Cash	$291,702	$112,500
Cash held in Trust Fund	536,930,000	—
Prepaid expenses	13,000	—

Total current assets	$537,234,702	112,500
Deferred offering costs	—	45,000

Total assets	$537,234,702	$157,500

Liabilities and Stockholders’ Equity
Current liabilities:
Accrued expenses	$1,000	$1,000
Accrued offering costs	345,000	20,000
Notes payable to stockholders	112,500	112,500

Total liabilities	458,500	133,500

Common stock, subject to possible conversion, 16,559,999 shares at conversion value	161,078,990	—

Commitments and contingencies

Stockholders’ equity (1)
Preferred stock, $.0001 par value, authorized 1,000,000 shares; none issued or outstanding	—	—
Common stock, $.0001 par value; authorized 160,000,000 shares (1); issued and outstanding 55,200,000 shares (less 16,559,999 subject to possible conversion) and 13,800,000 shares (1), respectively	5,244	1,380
Additional paid-in capital	375,692,539	23,620
Deficit accumulated during development stage	(571)	(1,000)

Total stockholders’ equity	375,697,212	24,000

Total liabilities and stockholders’ equity	$537,234,702	$157,500

(1) –	Share amounts have been retroactively restated as of June 30, 2007 to reflect the effect of (i) a warrant dividend, of one warrant issued to the initial stockholders for each share of outstanding common stock, declared on September 19, 2007 (ii) a unit dividend of 0.2 units issued to the initial stockholders for each outstanding unit, declared on October 22, 2007 and (iii) the increase in authorized shares of common stock from 75,000,000 to 160,000,000 effective as of October 22, 2007 (see Note 8).

The accompanying notes are an integral part of these financial statements.

Triplecrown Acquisition Corp.

(a development stage enterprise)

Statements of Operations

	June 8, 2007 (inception) through October 25, 2007	June 8, 2007 (inception) through June 30, 2007 (restated)
Interest income	$429	$—

Formation and operating costs	(1,000)	(1,000)

Net loss for the period	$(571)	$(1,000)

Weighted average number of common shares outstanding-basic and diluted (1)	14,093,617	13,800,000

Basic and diluted net loss per share (1)	$(0.00)	$(0.00)

(1) –	Share amounts and per share data have been retroactively restated as of June 30, 2007 to reflect the effect of (i) a warrant dividend, of one warrant issued to the initial stockholders for each share of outstanding common stock, declared on September 19, 2007 (ii) a unit dividend of 0.2 units issued to the initial stockholders for each outstanding unit, declared on October 22, 2007 and (iii) the increase in authorized shares of common stock from 75,000,000 to 160,000,000 effective as of October 22, 2007 (see Note 8).

The accompanying notes are an integral part of these financial statements.

Triplecrown Acquisition Corp.

(a development stage enterprise)

Statements of Changes in Stockholders’ Equity

	Common Stock (1)		Additional paid-in Capital (1)	Deficit accumulated during development stage	Total stockholders’ equity
	Shares	Amount
Balance, June 8, 2007 (inception)	—	$—	$—	$—	$—

Issuance of stock to initial stockholders at $0.002 per share (1)	13,800,000	1,380	23,620	—	25,000

Net loss for the period June 8, 2007 (inception) through June 30, 2007	—	—	—	(1,000)	(1, 000)

Balance, June 30, 2007	13,800,000	1,380	23,620	(1,000)	24,000

Sale of 55,200,000 units, net of underwriters’ discount and offering expenses of $20,248,227 (includes 16,559,999 shares subject to possible conversion)	55,200,000	5,520	531,746,253	—	531,751,773

Proceeds subject to possible conversion of 16,559,999 shares	—	(1,656)	(161,077,334)	—	(161,078,990)

Proceeds from issuance of sponsor warrants	—	—	5,000,000	—	5,000,000

Net income for the period July 1, 2007 through October 25, 2007	—	—	—	429	429

Balance, October 25, 2007	69,000,000	$5,244	$375,692,539	$(571)	$375,697,212

(1) –	Share amounts have been retroactively restated as of June 30, 2007 to reflect the effect of (i) a warrant dividend, of one warrant issued to the initial stockholders for each share of outstanding common stock, declared on September 19, 2007 (ii) a unit dividend of 0.2 units issued to the initial stockholders for each outstanding unit, declared on October 22, 2007 and (iii) the increase in authorized shares of common stock from 75,000,000 to 160,000,000 effective as of October 22, 2007 (see Note 8).

The accompanying notes are an integral part of these financial statements.

Triplecrown Acquisition Corp.

(a development stage enterprise)

Statements of Cash Flows

	Period from June 8, 2007 (inception) through October 25, 2007	Period from June 8, 2007 (inception) through June 30, 2007
		(restated)
Cash Flows from Operating Activities
Net loss	$(571)	$(1,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Prepaid expenses	(13,000)	—
Accrued expenses	1,000	1,000

Net cash used in operating activities	(12,571)	—

Cash Flows from Investing Activities
Cash held in Trust Fund	(536,930,000)	—

Net cash used in investing activities	(536,930,000)	—

Cash Flows from Financing Activities
Gross proceeds from initial public offering	552,000,000	—
Proceeds from notes payable, stockholders	112,500	112,500
Proceeds from issuance of stock to initial stockholders	25,000	25,000
Proceeds from issuance of sponsors’ warrants	5,000,000	—
Payment of offering costs	(19,903,227)	(25,000)

Net cash provided by financing activities	537,234,273	112,500

Net increase in cash	291,702	112,500
Cash at beginning of the period	—	—

Cash at end of the period	$291,702	$112,500

Supplemental Disclosure of Non-Cash Transaction:
Accrual of Deferred Offering Costs:
Deferred Offering Costs	$345,000	$20,000
Accrued Offering Costs	(345,000)	(20,000)

Total	$—	$—

The accompanying notes are an integral part of these financial statements.

Triplecrown Acquisition Corp.

(a development stage company)

Notes to Financial Statements

1.    Organization, Business Operations and Significant Accounting Policies

Triplecrown Acquisition Corp. (the “Company”) was incorporated in Delaware on June 8, 2007 as a blank check company to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses in the financial services industry (“Business Combination”).

The Company’s financial statements have been retroactively restated to reflect the effect of a warrant dividend of one warrant issued to the initial stockholders for each share of outstanding common stock, declared on September 19, 2007, the effect of a unit dividend of 0.2 units issued to the initial stockholders for each outstanding unit, declared on October 22, 2007 and the increase in authorized share of common stock effective as of October 22, 2007 (see Note 8).

At October 25, 2007, the Company had not yet commenced any operations. All activity from June 8, 2007 (inception) through October 25, 2007 relates to the Company’s formation and the initial public offering described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective October 22, 2007. The Company consummated the Offering on October 25, 2007 and received gross proceeds of $552,000,000 and $5,000,000 from the sale of Sponsors’ Warrants on a private placement basis (see Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $536,930,000 (or approximately $9.73 per unit) of the net proceeds of this Offering and the sale of the Sponsors’ Warrants (see Note 2) is being held in a trust account (“Trust Account”) and will be invested in United States “government securities” within the meaning of Section 2(a) (16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its initial Business Combination or (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s officers have agreed that they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Except with respect to interest income that may be released to the Company of (i) up to $6,000,000 of interest accrued on the amount held in the Trust Account (net of taxes, if any, payable by the Company with respect to such interest) will be released by the Company in monthly installments to fund expenses related to investigating and selecting a target business and the Company’s other working capital requirements and (ii) any additional amounts needed to pay income or other tax obligations. The proceeds held in trust will not be released from the trust account until the earlier of the completion of a Business Combination or the Company’s liquidation.

The Company, after signing a definitive agreement for a Business Combination with a target business or businesses, is required to submit such transaction for stockholder approval. In the event that the stockholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”) have agreed to vote all of their founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer apply.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash from the Trust Fund. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 30.00% less one share of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders.

Accordingly, a portion of the net proceeds from the offering (29.99% of the amount held in the trust account) has been classified as common stock subject to possible conversion in the accompanying October 25, 2007 balance sheet.

The Company’s Certificate of Incorporation was amended on October 22, 2007 to provide that the Company will continue in existence only until 24 months from the effective date of the registration statement relating to the Offering (“Effective Date”), or October 22, 2009. If the Company has not completed a Business Combination by such date, its corporate existence will cease except for the purposes of liquidating and winding up its affairs. In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per Unit in the Offering.

Triplecrown Acquisition Corp.

(a development stage company)

Notes to Financial Statements—(Continued)

Reclassifications:

Certain accounts in the prior period financial statements have been reclassified for comparative purposes to conform to the presentation in the current period financial statements. These reclassifications have no effect on the previously reported net loss.

Loss Per Share:

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Since there are no potentially dilutive securities and there is a net loss, basic and diluted loss per share are identical.

Common shares subject to possible conversion of 16,559,999 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro-rata share of the trust earnings.

Income Taxes:

Deferred income taxes, if applicable, are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. Management did not record the impact of deferred income taxes as they were deemed immaterial.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates fair value.

SFAS No. 105, “Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk”, requires disclosure of significant concentrations of credit risk regardless of the degree of risk. At October 25, 2007, financial instruments that potentially expose the Company to credit risk consist of cash and cash held in trust fund. The Company maintains its cash balances in various financial institutions. The Federal Deposit Insurance Corporation insures balances in bank accounts up to $100,000 and the Securities Investor Protection Corporation insures balances up to $500,000 in brokerage accounts. Management believes the risk of loss to be minimal since it invests in or through major financial institutions.

New Accounting Pronouncements:

The Company has adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”), on June 8, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes,” and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company has identified its federal tax return and its state tax return in Wyoming as “major” tax jurisdictions, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on June 8, 2007, the evaluation was performed for upcoming 2007 tax year which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. In addition, the Company did not record a cumulative effect adjustment related to the adoption of FIN 48.

The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from June 8, 2007 (inception) through October 25, 2007. The Company does not expect its unrecognized tax benefit position to change during the next twelve months. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position. The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Triplecrown Acquisition Corp.

(a development stage company)

Notes to Financial Statements—(Continued)

2.     Initial Public Offering

On October 25, 2007, the Company sold 55,200,000 Units, including 7,200,000 units from the exercise of the underwriters’ over-allotment option, at a offering price of $10.00 per Unit. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $7.50 commencing the later of the completion of a Business Combination or October 22, 2008 and expiring October 22, 2012. The Company may redeem the Warrants, at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $13.75 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which the notice of redemption is given. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to settle the warrant exercise, whether by net cash settlement or otherwise. Consequently, the Warrants may expire unexercised, unredeemed and worthless, and an investor in the Offering may effectively pay the full Unit price solely for the shares of common stock included in the units (since the Warrants may expire worthless).

The Company entered into an agreement with the underwriters of the Offering (the “Underwriting Agreement”). The Underwriting Agreement requires the Company to pay 3.5% of the gross proceeds of the Offering as an underwriting discount plus an additional 3.5% of the gross proceeds only upon consummation of a Business Combination. The Company paid an underwriting discount of 3.5% of the gross proceeds ($19,320,000) in connection with the consummation of the Offering and has placed 3.5% of the gross proceeds ($19,320,000) in the Trust Account. The Company did not pay any discount related to the Sponsors’ Warrants sold in the private placement. The underwriters have waived their right to receive payment of the 3.5% of the gross proceeds upon the Company’s liquidation if it is unable to complete a Business Combination.

On October 25, 2007, pursuant to Subscription Agreements, dated July 10, 2007, certain of the Initial Stockholders have purchased from the Company, in the aggregate, 5,000,000 warrants for $5,000,000 (the “Sponsors’ Warrants”). The purchase and issuance of the Sponsors’ Warrants occurred simultaneously with the consummation of the Offering on a private placement basis. All of the proceeds the Company received from these purchases were placed in the Trust Account. The Sponsors’ Warrants are identical to the Warrants underlying the Units in the Offering except that if the Company calls the Warrants for redemption, the Sponsors’ Warrants will be exercisable on a cashless basis and will not be redeemable by the Company so long as they are still held by the original purchasers or their affiliates. If the Company does not complete a Business Combination then the $5,000,000 will be part of the liquidating distribution to the Company’s public stockholders, and the Sponsors’ Warrants will expire worthless. The purchasers of the Sponsors’ Warrants have agreed that the Sponsors’ Warrants will not be sold or transferred by them until after the Company has completed a business combination.

The Initial Stockholders and holders of the Sponsors’ Warrants (or underlying securities) will be entitled to registration rights with respect to their Founders’ Units or Sponsors’ Warrants (or underlying securities), as the case may be, pursuant to an agreement dated October 22, 2007. The holders of the majority of the Founders’ Units (and underlying securities) are entitled to demand that the Company register the resale of these securities at any time commencing nine months after the consummation of a Business Combination. The holders of the Sponsors’ Warrants (or underlying securities) are entitled to demand that the Company register such securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Sponsors’ Warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

The Company’s Initial Stockholders have waived their rights to participate in any liquidation distribution, but only with respect to those shares of common stock owned by them prior to the Offering; they will participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following the Offering.

3.    Deferred Offering Costs

At June 30, 2007, deferred offering costs consisted of legal and accounting fees incurred through the balance sheet date that are related to the Offering and were charged to capital at the time of the closing of the Offering.

At October 25, 2007, accrued offering costs consisted of road show, accounting and printing fees incurred through the balance sheet date that are related to the Offering and were charged to capital at the time of the closing of the Offering.

4.     Notes Payable, Stockholders

The Company issued two unsecured promissory notes for $62,500 and $50,000 (a total of $112,500) to two of its Initial Stockholders, who are also officers and directors of the Company, as of June 18, 2007. The notes are non-interest bearing and became payable upon the consummation of the Offering. Due to the short-term nature of the notes, the fair value of the notes approximates its carrying amount.

Triplecrown Acquisition Corp.

(a development stage company)

Notes to Financial Statements—(Continued)

5.    Related Party Transactions

The Company presently occupies office space provided by one of the Company’s executive officers. Such officer has agreed, until the Company consummates a Business Combination, he will make such office space, as well as certain office and secretarial services, available to the Company as may be required by the Company from time to time. These services will be provided at no cost to the Company.

6.    Commitments and Contingencies

The Initial Stockholders and holders of the Sponsors’ Warrants (or underlying securities) are entitled to registration rights with respect to their Founders’ Units or Sponsors’ Warrants (or underlying securities), as the case may be, pursuant to an agreement dated October 22, 2007. The holders of the majority of the Founders’ Units (and underlying securities) are entitled to demand that the Company register the resale of these securities at any time commencing nine months after the consummation of a Business Combination. The holders of the Sponsors’ Warrants (or underlying securities) are entitled to demand that the Company register such securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Sponsors’ Warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

The Company had a commitment to pay a total underwriting discount of 7.0% of the public offering price. The payment to the underwriters representing 3.5% of the 7.0% underwriting fee was paid upon the consummation of the Offering. The remaining 3.5% will be paid to the underwriters only upon the consummation of a business combination.

7.    Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The underwriting agreement prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the common stock on a Business Combination.

8.    Common Stock

On September 19, 2007, the Company’s Board of Directors authorized a dividend of one warrant to purchase one share of common stock for each outstanding share of founders’ common stock. After giving retroactive effect to reflect the effect of this warrant dividend, the Initial Stockholders effectively hold units (“Founders’ Units”).

Effective October 22, 2007, the Company’s Board of Directors authorized a unit dividend of 0.2 units for each outstanding unit. On October 22, 2007, the Company’s Board of Directors authorized an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock from 75,000,000 shares of common stock with a par value of $.0001 to 160,000,000 shares of common stock with a par value of $.0001. All references in the accompanying financial statements as of June 8, 2007 and for the period June 8, 2007 (inception) to June 30, 2007 to the number of shares of common stock have been retroactively restated to reflect this transaction.

At October 25, 2007, there were 74,000,000 shares of common stock reserved for issuance upon exercise of Warrants and the Sponsors’ Warrants.

9.    Sponsor Warrants

Eric J. Watson, the Company’s Chairman of the Board and Treasurer and Jonathan J. Ledecky, the Company’s President and Secretary, have purchased an aggregate of 5,000,000 warrants at a price of $1.00 per warrant ($5.0 million in the aggregate) in a private placement which has occurred simultaneously with the consummation of this offering. The Company believes the purchase price of these warrants approximates the fair value of such warrants. The $5.0 million of proceeds from this investment are held in the trust account. If the Company does not complete such a business combination, then the $5.0 million will be part of the liquidating distribution to the Company’s public stockholders, and the warrants will expire worthless.

The sponsors’ warrants are not transferable or salable by the purchasers (subject to limited exceptions including the transferee agreeing to be bound to such transfer restrictions) until the Company completes a business combination, and are exercisable on a cashless basis and will be non-redeemable by us so long as they are held by the purchasers or their affiliates. In addition, commencing on the date they become exercisable, the sponsors’ warrants and the underlying shares of common stock are entitled to registration rights under an agreement to be signed on or before the date of this prospectus. With the exception of the terms noted above, the sponsors’ warrants have terms and provisions that are identical to those of the warrants being sold as part of the units in this offering.

10.    Legal

There is no material litigation currently pending against the Company or any member of our management team in their capacity as such.